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                         SECOND AMENDMENT TO CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO CREDIT AGREEMENT ("AMENDMENT"), dated as of July 22, 1998, effective as of June 30, 1998, is entered into by and between DIGITAL MICROWAVE CORPORATION (the "COMPANY") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (the "BANK").

                                       RECITALS

     A. The Company and the Bank are parties to a Credit Agreement dated as of June 30, 1997, as amended by a First Amendment to Credit Agreement dated as of June 1, 1998 (as so amended, the "CREDIT AGREEMENT"), pursuant to which the Bank has extended certain credit facilities to the Company.

     B. The Company has requested that the Bank agree to certain amendments of the Credit Agreement.

     C. The Bank is willing to amend the Credit Agreement, subject to the terms and conditions of this Amendment.

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

     2.   AMENDMENTS TO CREDIT AGREEMENT.

          (a)  Section 1.01 of the Credit Agreement shall be amended as follows:

               (i) The definition of "Availability Period" shall be amended in its entirety to read as follows:

                      ""AVAILABILITY PERIOD": the period commencing on the date of this Agreement and ending on the date that is the earlier to occur of (a) September 30, 1998 and (b) the date on which the Bank's commitment to extend credit hereunder terminates."

               (ii) The definition of "Final Maturity Date" shall be amended in its entirety to read as follows:

                      ""FINAL MATURITY DATE": (a) in respect of any Advances, September 30, 1998; (b) in respect of any commercial
                      letters of   credit, March 31, 1999; (c) in respect of any
                      standby letters of credit, October 29, 1999; and (d) in respect of any Bank Guaranties, October 29, 1999."

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          (b)    Section 7.01(k) of the Credit Agreement shall be amended
     in its entirety to read as follows:

                      "(k) other unsecured indebtedness not to exceed
                      $7,500,000."

          (c) Section 7.16 of the Credit Agreement shall be amended in its entirety to read as follows:

                 "7.16 CONSECUTIVE QUARTERLY LOSSES; LOSSES IN ONE QUARTER. Consecutive Quarterly Losses; Losses in One Quarter. The Borrower on a consolidated basis shall not incur, (a) any quarterly net or operating losses in any two consecutive fiscal quarters or (b) any quarterly net or operating loss in excess of 5% of consolidated Tangible Net Worth computed as of the last day of the immediately preceding fiscal quarter; PROVIDED, THAT, the Borrower may incur on a one-time basis (i) a consecutive quarterly net and operating loss for the two consecutive quarters ending March 31 and June 30, 1998, and (ii) for the quarter ending June 30, 1998, a quarterly net or operating loss in excess of 5% of consolidated Tangible Net Worth computed as of the last day of the immediately preceding fiscal quarter, PROVIDED, FURTHER, THAT each of the net and operating loss for the quarter ending June 30, 1998 may not exceed $15,000,000."

     3. REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to the Bank as follows:

          (a) As of the Effective Date, no Default or Event of Default has occurred and is continuing.

          (b) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any governmental authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

          (c) As of the Effective Date, all representations and warranties of the Company contained in the Credit Agreement are true and correct.

          (d) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Bank or any other Person.

     4. EFFECTIVE DATE. This Amendment will become effective as of June 30, 1998 (the "EFFECTIVE DATE"), PROVIDED THAT the Bank has received from the Company on or before July 31, 1998 a duly executed original (or, if elected by the Bank, an executed facsimile copy) of this Amendment.

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     5.   RESERVATION OF RIGHTS.  The Company acknowledges and agrees that the execution and delivery by the Bank of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Bank to forbear or execute similar amendments under the same or similar circumstances in the future.

     6.   MISCELLANEOUS.

          (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein and in the other Credit Documents to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

          (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

          (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

          (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Bank of a facsimile transmitted document purportedly bearing the signature of the Company shall bind the Company, with the same force and effect as the delivery of a hard copy original. Any failure by the Bank to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document which hard copy page was not received by the Bank.

          (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of
     Section 9.05 of the Credit Agreement.

          (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

          (g) Company covenants to pay to or reimburse the Bank, upon demand, for all reasonable costs and expenses (including allocated costs of in-house counsel)

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     incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

                                       DIGITAL MICROWAVE CORPORATION

                                       By:       /s/ CARL A. THOMSEN
                                          -----------------------------------
                                       Name:  Carl A. Thomsen
                                       Title: Vice President, Chief Financial
                                              Officer and Secretary

                                       BANK OF AMERICA NATIONAL TRUST
                                       AND SAVINGS ASSOCIATION

                                       By:       /s/ DEBRA G. STAIGER
                                          -----------------------------------
                                       Name:  Debra G. Staiger
                                       Title: Vice President















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